STOCKHOLDER AGREEMENT


         This STOCKHOLDER AGREEMENT (the "Agreement"), dated as of January 30, 1995, is among (a) CDI GROUP, INC., a Delaware corporation (the "Company"), (b) BANCBOSTON VENTURES INC. ("BBV"), a Massachusetts corporation, (c) HARVEST PARTNERS INTERNATIONAL, LP, HARVEST TECHNOLOGY PARTNERS, LP, EUROPEAN DEVELOPMENT CAPITAL CORPORATION N.V. and DEUTSCHE BETEILIGUNGSGESELLSCHAFT MBH (collectively, the "Initial Harvest Stockholders"), (d) BANQUE PARIBAS ("Paribas"), (e) PARIBAS PRINCIPAL, INC. ("PPI"), (f) TA HOLDING, INC. ("TA"),
(g) Jon Tietbohl, (h) Frank Marfino and any other officer, employee or director of the Company who becomes a party to this Agreement by executing an Instrument of Accession ("Instrument of Accession") in the form of Schedule 1 hereto (collectively, the "Managers") and (i) each other Person who becomes a party to this Agreement by executing an Instrument of Accession.

         WHEREAS, the parties hereto wish to set forth their relative rights with regard to the transfer and issuance of the Company's securities, election of the Company's Board of Directors and certain other matters concerning the Company's capital stock;

         NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

         ss.1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         Acquisition Offer. See Section 3.2(a).

         Affiliate. Affiliate shall mean, with respect to any Stockholder, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Stockholder and shall include (a) any Person who is a director or beneficial holder of at least 5% of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) of such Stockholder and Family Members of any such Person, (b) any Person of which such Stockholder or an Affiliate (as defined in clause (a) above) of such Stockholder directly or indirectly, either beneficially owns at least 5% of the then outstanding capital stock (or partnership


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interests or other shares of beneficial interest) or constitutes at least a 5%
equity participant, (c) any Person of which an Affiliate (as defined in clause
(a) above) of such Stockholder is a partner, director, officer or executive employee, and (d) in the case of a specified Person who is an individual, the Family Members of such Person.

         Approved Sale. See Section 3.3.

         BBV. See preamble.

         BBV Securities. BBV Securities shall mean (a) the shares of Common Stock and Preferred Stock purchased by BBV pursuant to the Investor Purchase Agreement, (b) all other shares of the Company's capital stock purchased by or issued from time to time to BBV, (c) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock and (d) the Notes purchased by BBV pursuant to the Investor Purchase Agreement. BBV Securities will continue to be BBV Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of BBV Securities hereunder, provided that BBV Securities will cease to be BBV Securities when transferred
(i) to the Company, or (ii) pursuant to a Public Sale.

         BBV Stockholder. BBV Stockholder shall mean BBV for so long as BBV holds BBV Securities and any other Person to whom BBV Securities are transferred in accordance with the provisions hereof for so long as such Person holds any BBV Securities.

         Charter. Charter shall mean the Company's Certificate of Incorporation and all amendments thereto.

         Class A Common Stock. See definition of "Common Stock."

         Class B Common Stock. See definition of "Common Stock."

         Common Stock. Common Stock shall mean (a) the Company's Class A Voting Common Stock $.00001 par value per share, (the "Class A Common Stock"), (b) the Company's Class B Non-Voting Common Stock $.00001 par value per share, (the "Class B Common Stock"), and (c) any shares of any other class of capital stock of the Company hereafter issued which is (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption pursuant to the terms thereof, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.


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         Company. See preamble.

         Family Members. Family Members shall mean, as applied to any individual, any parent, spouse, child, grandchildren, spouse of a child, and each trust created for the benefit of one or more of such Persons and each custodian of a property of one or more such Persons.

         Harvest Securities. Harvest Securities shall mean (a) all shares of Common Stock and Preferred Stock purchased by the Initial Harvest Stockholders pursuant to the Investor Purchase Agreement, (b) all other shares of the Company's capital stock purchased by or issued from time to time to the Initial Harvest Stockholders, (c) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock and (d) the Notes purchased by the Initial Harvest Stockholders pursuant to the Investor Purchase Agreement. Harvest Securities will continue to be Harvest Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Harvest Securities hereunder, provided that Harvest Securities will cease to be Harvest Securities when transferred (i) to the Company, or (ii) pursuant to a Public Sale.

         Harvest Stockholder. Harvest Stockholder shall mean each of the Initial Harvest Stockholders for so long as such Initial Harvest Stockholder holds Harvest Securities and any other Person to whom Harvest Securities are transferred in accordance with the provisions hereof for so long as such Person holds any Harvest Securities.

         Initial Harvest Stockholders. See preamble.

         Initiating Stockholder. See Section 3.1.

         Instrument of Accession. Instrument of Accession shall mean an Instrument of Accession in the form of Schedule 1 hereto.

         Investor Purchase Agreement. Investor Purchase Agreement shall mean the Investor Securities Purchase Agreement of even date herewith among the Company, BBV and the Initial Harvest Stockholders.

         Investor Stockholders. Investor Stockholders shall mean, collectively, the BBV Stockholders, the Harvest Stockholders, the Paribas Stockholders and the TA Stockholders.

         Liquidation Value. Liquidation Value shall have the meaning assigned to such term in the Charter.


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         Major Holder. Major Holder shall mean the holder or holders, together with such holder's Affiliates, at the relevant time of determination (excluding the Company) of at least three percent (3%) of the then outstanding shares of Common Stock on a fully-diluted basis (assuming exercise of all outstanding warrants, options and convertible securities, including those held by the holder with respect to which the determination is being made); provided that in any event each of the Initial Harvest Stockholders shall be deemed to be a Major Holder hereunder at any time of determination if at such time the Initial Harvest Stockholders collectively hold at least three percent (3%) of the then outstanding shares of Common Stock on a fully-diluted basis (assuming exercise of all outstanding warrants, options and convertible securities, including those held by the holder with respect to which the determination is being made).

         Management Option Agreement. Management Option Agreement shall mean the Option Agreement of even date herewith among BBV, the Initial Harvest Stockholders and Frank Marfino, on behalf of the other Managers, pursuant to which each of BBV and the Initial Harvest Stockholders have granted certain options to such Managers to purchase the number of shares of Common Stock and Preferred Stock specified therein during the period from the date hereof until July 31, 1995.

         Management Purchase Agreement. Management Purchase Agreement shall mean the Management Securities Purchase Agreement between the Company and Frank Marfino.

         Management Securities. Management Securities shall mean (a) the shares of Common Stock and Preferred Stock purchased by Frank Marfino pursuant to the Management Purchase Agreement, (b) the shares of Common Stock and Preferred Stock sold to the Managers pursuant to the exercise of the option under the Management Option Agreement, (c) the shares of Common Stock issued or issuable upon exercise of options granted by the Company to the Managers, (d) all other shares of the Company's capital stock purchased by or issued from time to time to the Managers and (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Management Securities will continue to be Management Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Management Securities hereunder, provided that shares of Management Securities will cease to be Management Securities when transferred (i) to the Company, or (ii) pursuant to a Public Sale.


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         Management Stockholder. Management Stockholder shall mean each Manager for so long as such Manager holds Management Securities and any other Person to whom Management Securities are transferred in accordance with the provisions hereof for so long as such Person holds any Management Securities.

         Manager. See preamble.

         Non-Initiating Stockholder. See Section 3.2(a).

         Non-Transferring Stockholder. See Section 2.2.

         Notes. Notes shall mean the Company's Senior Subordinated Notes in the aggregate principal amount of $13,250,000, issued to the Investor Stockholders pursuant to the Investor Purchase Agreement, the TA Subscription Agreement, the Tietbohl Subscription Agreement, and upon exercise by PPI of the option under the Paribas Option Agreement.

         Offer Notice. See Section 2.2.

         Offer Price Per Security. The Offer Price Per Security shall mean, (a) in the case of each share of Common Stock, the quotient obtained by dividing (i) the amount of the Acquisition Offer, by (ii) the sum of the number of shares of Common Stock then outstanding, plus the number of shares of Common Stock then issuable upon exercise of then outstanding and exercisable warrants, options or convertible securities, (b) in the case of each share of Preferred Stock, the Liquidation Value of such share and (c) in the case of each Note, the outstanding principal amount of such Note plus all accrued and unpaid interest thereon.

         Paribas. See preamble.

         Paribas Option Agreement. Paribas Option Agreement shall mean the Option Agreement of even date herewith among BBV, the Initial Harvest Stockholders and PPI.

         Paribas Securities. Paribas Securities shall mean (a) all shares of Common Stock purchased by PPI pursuant to the exercise by PPI of its option under the Paribas Option Agreement, (b) the Paribas Warrants, (c) the Paribas Warrant Shares, (d) all other shares of the Company's capital stock purchased by or issued from time to time to Paribas or PPI, (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock and (f) the Notes purchased by Paribas pursuant to the exercise by PPI of its


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option under the Paribas Option Agreement. Paribas Securities will continue to be Paribas Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Paribas Securities hereunder, provided that Paribas Securities will cease to be Paribas Securities when transferred (i) to the Company, or (ii) pursuant to a Public Sale.

         Paribas Stockholder. Paribas Stockholder shall mean Paribas and PPI for so long as Paribas or PPI holds Paribas Securities and any other Person to whom Paribas Securities are transferred in accordance with the provisions hereof for so long as such Person holds any Paribas Securities.

         Paribas Warrant Agreement. Paribas Warrant Agreement shall mean the Warrant Agreement of even date herewith between the Company and Paribas.

         Paribas Warrant Shares. Paribas Warrant Shares shall mean all shares of Common Stock issued or issuable upon exercise of the Paribas Warrants in accordance with their terms.

         Paribas Warrants. Paribas Warrants shall mean the warrants of the Company issued to Paribas pursuant to the Paribas Warrant Agreement as in effect on the date hereof and any warrants issued upon transfer, exchange or replacement thereof.

         Person. Person shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

         PPI. See preamble.

         Preferred Stock. Preferred Stock shall mean the Preferred Stock, $1.00 par value per share, of the Company.

         Principal Stockholders. Principal Stockholders shall mean the BBV Stockholders and the Harvest Stockholders.

         Public Sale. Public Sale shall mean any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act of 1933, as amended, or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act of 1933, as amended.

         Put Notice. See Section 3.2(a).


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         Qualified Public Offering. Qualified Public Offering shall mean the
Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which not less than $20,000,000 of gross proceeds from such public offering are received by the Company for the account of the Company.

         Sale Notice. See Section 3.1.

         Securities. Securities shall mean the BBV Securities, the Harvest Securities, the Paribas Securities, the Management Securities and the TA Securities.

         Stockholder Election Period. See Section 2.2.

         Stockholders. Stockholders shall mean, collectively, the Investor Stockholders and the Management Stockholders.

         Subsidiary. Subsidiary shall mean any corporation, association, trust, or other business entity, of which the designated parent shall at any time own or control directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding shares of capital stock (or other shares of beneficial interest) entitled ordinarily to vote for the election of such business entity's directors (or in the case of a business entity that is not a corporation, for those Persons exercising functions similar to directors of a corporation).

         TA. See preamble.

         TA Securities. TA Securities shall mean (a) all shares of Common Stock purchased by TA pursuant to the TA Subscription Agreement, (b) the shares of Common Stock purchased by Jon Tietbohl pursuant to the Subscription Agreement of even date herewith between the Company and Jon Tietbohl, (c) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock,
(d) the Notes purchased by Jon Tietbohl pursuant to the Tietbohl Subscription Agreement and (e) the Notes purchased by TA pursuant to the TA Subscription Agreement. TA Securities will continue to be TA Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of TA Securities hereunder, provided that TA Securities will cease to be TA Securities when transferred (i) to the Company or (ii) pursuant to a Public Sale.


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         TA Stockholders. TA Stockholder shall mean each of TA and Jon Tietbohl for so long as such Persons hold TA Securities and any other Person to whom TA Securities are transferred in accordance with the provisions hereof for so long as such Person holds any TA Securities.

         TA Subscription Agreement. TA Subscription Agreement shall mean the Subscription Agreement of even date herewith between the Company and TA.

         Tietbohl Subscription Agreement. Tietbohl Subscription Agreement shall mean the Subscription Agreement of even date herewith between the Company and Jon Tietbohl.

         Transferring Stockholder. See Section 2.3. Transfer. See Section 2.1.

         ss.2. RESTRICTIONS ON TRANSFER OF SECURITIES.

         2.1. Transfer. No Stockholder may sell, assign, pledge or otherwise transfer (a "Transfer") any interest in any Securities, either voluntarily or involuntarily, by operation of law or otherwise, except (a) in the case of any Management Stockholder in a sale or transfer that is permitted or required pursuant to the Management Purchase Agreement, (b) in the case of any Investor Stockholder, to (i) its Affiliates, (ii) the Company to the extent such Transfer is approved in accordance with the provisions of Section 4 hereof and is permitted under Section 6.6 of the Investor Purchase Agreement or (iii) pursuant to Section 2.4 hereof, (c) in the case of any Principal Stockholder, (i) up to 26,571 shares of Common Stock and 6,643 shares of Preferred Stock to the Managers pursuant to the Management Option Agreement, (ii) pursuant to Section
3.2 hereof, or (iii) up to 40,000 shares of Common Stock and Notes in an aggregate principal amount not to exceed $1,400,000 to PPI pursuant to the Paribas Option Agreement, (d) at any time after the fifth anniversary hereof, to any other Person so long as such Stockholder has complied with the provisions of Sections 2.2 and, except in the case of the Paribas Stockholders, 2.3 hereof for such Transfer, (e) pursuant to a Public Sale or an Approved Sale pursuant to
Section 3.3 hereof, (f) in the case of any Paribas Stockholder, (i) to any member of the consolidated group of Compagnie Financiere de Paribas or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas or (ii) pursuant to Section 3.2 hereof, or (g) in the case of any Paribas Stockholder holding Paribas Warrants or Paribas Warrant Shares, the Paribas Warrants and the Paribas Warrant Shares in accordance with Section
5 of the Paribas Warrants; provided that (x) the restrictions contained in this
Section 2 will continue to be applicable to the Securities


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after any Transfer pursuant to clauses (a) (other than a Transfer to the
Company), (b)(i), (b)(iii), (c), (d), (f) or (g) above, and (y) the transferee of such Securities pursuant to clause (x) above shall have executed and delivered an Instrument of Accession.

         2.2. First Right of Purchase. Any Stockholder making any Transfer of Securities pursuant to clause (d) of Section 2.1 shall comply with the provisions of this Section 2.2 and 2.3 hereof. At least 45 days prior to any such Transfer, the transferring Stockholder (the "Transferring Stockholder") will deliver a written notice (the "Offer Notice") to the Company and to each of the other Stockholders (the "Non-Transferring Stockholders"). The Offer Notice will disclose in reasonable detail the proposed number of Securities to be transferred, the class or classes of such Securities and the type of such Securities, the proposed price, terms and conditions of the Transfer and the identity of the transferee. The Non-Transferring Stockholders may elect to purchase all (but not less than all) of the Securities specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholder within 30 days after the delivery of such Offer Notice (the "Stockholder Election Period"). If any Non-Transferring Stockholders elect to purchase all of such Securities, the Transfer of the Securities will be consummated within 15 days after the expiration of the Stockholder Election Period. If more than one Non-Transferring Stockholder elects to purchase all of the Securities of any type or class to be transferred, each Non-Transferring Stockholder electing to purchase such Securities will be entitled to purchase from the Transferring Stockholder a pro rata portion (based upon the respective numbers of shares of Common Stock then held by such Non-Transferring Stockholders (on a fully-diluted basis treating all classes of Common Stock as a single class) of the Securities of such type or class (treating all classes of Common Stock as a single class) proposed to be transferred. If none of the Non-Transferring Stockholders elects to purchase all of the Securities being offered, the Transferring Stockholder may, within 90 days after the expiration of the Stockholder Election Period, complete the Transfer of the Securities specified in the Offer Notice at a price and on terms no more favorable to the transferees than the price and terms offered to the Non-Transferring Stockholders in the Offer Notice, provided that no such Transfer may be completed except in compliance with Section 2.3 and unless each of such transferees shall have executed and delivered an Instrument of Accession as a condition precedent to the transfer thereof. If the Transferring Stockholder fails to consummate such Transfer within the 90 day period after the expiration of the Stockholder Election Period, any subsequent proposed Transfer of the Securities shall be once again subject to the provisions of this Section 2.2.


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         2.3. Participation Rights. In the event that the Non-Transferring
Stockholders fail to purchase the Securities specified in the Offer Notice, each of the Non-Transferring Stockholders may elect to participate in any such contemplated sale by any Transferring Stockholder other than the Paribas Stockholders by delivering written notice to the Transferring Stockholder within 15 days after expiration of the Stockholder Election Period. If any of the Non-Transferring Stockholders elects to participate in such sale, each of the Transferring Stockholder and such participating Non-Transferring Stockholders will be entitled to sell in the contemplated sale a number of Securities equal to the product of (i) the fraction, the numerator of which is the number of Securities of the type or class to be transferred (on a fully-diluted basis treating all classes of Common Stock as a single class) held by such Person, and the denominator of which is the aggregate number of Securities of the same type or class (on a fully-diluted basis, treating all classes of Common Stock as a single class) owned by the Transferring Stockholder and such participating Non-Transferring Stockholders, multiplied by (ii) the number of Securities of the same type or class (on a fully-diluted basis treating all classes of Common Stock as a single class) to be sold in the contemplated sale.

         For example, if the notice from the Transferring Stockholder contemplated a sale of 100 shares of Common Stock by the Transferring Stockholder and the Transferring Stockholder at such time owns 300 shares of Common Stock, and if one Non-Transferring Stockholder elects to participate in such sale and such Non-Transferring Stockholder owns 200 shares of Common Stock (on a fully-diluted basis), such Transferring Stockholder would be entitled to sell 60 shares (300/500 x 100 shares) and such Non-Transferring Stockholder would be entitled to sell 40 shares (200/500 x 100 shares).

The Transferring Stockholder will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Non-Transferring Stockholders in any contemplated sale and will not transfer any of its Securities to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Non-Transferring Stockholders on the terms specified herein. In addition, in any sale pursuant to this Section 2.3, the Transferring Stockholder and any participating Non-Transferring Stockholder shall receive the same form and amount of consideration per Security as is given the other Non-Transferring Stockholders and the Transferring Stockholders, or if any such Person is given an option as to the form and amount of consideration to be received, all of such Persons will be given the same option, and no Stockholder will be entitled to receive any economic benefits which are not made available on a pro rata basis to all of


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the other Stockholders. In determining the amount of consideration per Security payable to any Stockholder in connection with any sale pursuant to this Section 2.3, all consulting, noncompetition, investment banking or other fees payable to such Stockholder in connection with such sale shall be deemed to be part of the consideration to be paid to such Stockholder in connection with such sale (other than any bona fide investment banking fees paid to the TA Stockholders in connection with any investment banking or advisory services rendered by them in connection with such sale).

         2.4. Exempted Transfers. Notwithstanding any provision herein to the contrary, any Investor Stockholder may Transfer Securities to the extent required by governmental rule, law or regulation, or any directive or order of any governmental authority.

         2.5. Transfers of Securities in Breach of this Agreement. In the event of any Transfer of Securities in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (a) such Transfer shall be void and of no effect, (b) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such Securities (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived), (c) the voting rights of such Securities, if any, shall terminate, and
(d) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any rights with respect to such Securities until such Transfer in breach of this Agreement has been rescinded.

         ss.3. SALE OF THE COMPANY.

         3.1. Initiation of Sale. At any time after January 30, 2000, the holders of a majority of the shares of Common Stock included in BBV Securities or the holders of a majority of the shares of Common Stock included in Harvest Securities (the "Initiating Stockholders") shall have the right to initiate the sale of the Company (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all of the outstanding Common Stock) by giving written notice to the Company and the other Stockholders of their desire to sell the Company (the "Sale Notice"). After receipt of the Sale Notice, the Company's Board of Directors shall appoint an investment banking firm of nationally recognized standing to deliver a written evaluation of the Company's value and its prospects for sale, to give advice as to structuring the sale as a sale of stock or assets and to assist the Company's Board of Directors in conducting and negotiating the sale. All fees and expenses of such investment banking firm shall be for the account of the Company. The investment banking firm shall prepare a confidential information memorandum for presentation to prospective purchasers and


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shall solicit offers for the acquisition of the Company. The Company and the
Stockholders hereby agree to cooperate fully in any sale initiated pursuant to this Section 3.1 and not to take any action prejudicial to or inconsistent with such sale. All offers to acquire the Company which are received by the investment banking firm referred to above shall be submitted to the Company's Board of Directors for consideration and shall be subject to the approval of the Company's Board of Directors. The Initiating Stockholders shall not accept any such offer received by the investment banking firm referred to above until it has been approved by the Company's Board of Directors.

         3.2. Sale of Initiating Stockholder's Securities. (a) If (i) the investment banking firm retained by the Company's Board of Directors pursuant to
Section 3.1 shall have received a bona fide written offer from a third party who is not an Affiliate of the Company (the "Acquisition Offer") to acquire the Company, (ii) the directors designated by the Initiating Stockholders on the Company's Board of Directors shall have voted to approve the Acquisition Offer and (iii) the Board of Directors shall have failed to approve the Acquisition Offer, then the Initiating Stockholders and the Paribas Stockholders shall be entitled to sell to the other Principal Stockholders (the "Non-Initiating Stockholders"), and the Non-Initiating Stockholders shall be obligated to purchase, all of the Initiating Stockholder's and the Paribas Stockholder's Securities at the Offer Price Per Security by delivering written notice requiring such purchase (the "Put Notice") to the Non-Initiating Stockholders and the Company within 60 days from the date on which the Company's Board of Directors declined to approve such Acquisition Offer. Each Non-Initiating Stockholder shall be irrevocably obligated to purchase, at the Offer Price Per Security, at a closing to be held pursuant to Section 3.2(b) hereof, a pro rata portion (based on the respective numbers of shares of Common Stock then held by such Non-Initiating Stockholder (on a fully-diluted basis)) of the Securities being offered by the Initiating Stockholder and the Paribas Stockholders.

         (b) The closing of any sale pursuant to this Section 3.2 shall take place at the offices of the Company at 10:00 a.m. local time on a date not more than 60 days after the Put Notice is received by the Company, or at such other time and place as the Non-Initiating Stockholders, the Initiating Stockholders and the Paribas Stockholders may agree upon. At the closing, the Initiating Stockholders and the Paribas Stockholders will deliver to the Non-Initiating Stockholders a certificate or certificates or instruments evidencing all of the Securities held by such Initiating Stockholders and the Paribas Stockholders (properly endorsed or accompanied by stock powers or assignments with signature(s)


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                                      -13-


guaranteed or similar appropriate documentation of authority to transfer and free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, or other adverse claim thereto), and the Non-Initiating Stockholders shall pay to the Initiating Stockholders and the Paribas Stockholders the purchase price therefor in cash or in immediately available funds.

         3.3. Consent of Stockholders. If at any time the Company's Board of Directors approves the sale of the Company to any Person who is not an Affiliate of the Company (whether by merger, consolidation, sale of all or substantially all of the Company's assets or sale of all of the outstanding shares of Common Stock and Preferred Stock in which all of the Stockholders are entitled to participate) (an "Approved Sale"), each Stockholder hereby waives, to the extent permitted by applicable law, all rights to object to or dissent from such Approved Sale and hereby agrees that it will consent to and raise no objections against such Approved Sale. Each Stockholder agrees to vote such Stockholder's Securities entitled to vote to approve the terms of any such Approved Sale and any matters ancillary thereto as may be necessary in the judgment of the Company's Board of Directors to effect such Approved Sale. If the Approved Sale is structured as a sale of Securities, each Stockholder agrees to sell all of such Stockholder's Securities on the terms and conditions approved by the Company's Board of Directors. Notwithstanding the foregoing the Paribas Stockholders shall not be required to make any representations and warranties to the purchaser in any Approved Sale other than with respect to such Paribas Stockholder's title to its Securities, provided that the Paribas Stockholders shall nonetheless be liable for any indemnification obligations in connection with any Approved Sale on the same terms as the other Stockholders, but only to the extent of the proceeds received by the Paribas Stockholders in such Approved Sale.

         3.4. Received Consideration. The obligations of each Stockholder with respect to any Approved Sale are subject to the satisfaction of the conditions that (a) upon the consummation of the Approved Sale, each Stockholder will receive the same form and amount of consideration per share of outstanding Common Stock and Preferred Stock and per Note as is given to each other Stockholder, or if any holders are given an option as to the form and amount of consideration to be received, all holders will be given the same option, and no Stockholder will be entitled to receive any economic benefits which are not made on a pro rata basis to all of the other Stockholders; provided, that (i) no Stockholder shall be required to accept any consideration which it is prohibited by law from receiving and (b) in such event, such Stockholder shall be entitled to receive cash or the economic equivalent of such consideration in other property, and (ii) receipt by the holders of Securities of a written fairness opinion from an investment banking firm of national prominence which is not an Affiliate of the Company or of any Stockholder and which is selected by the Company's Board of Directors that the consideration per share of Common Stock and Preferred Stock and per Note to be received by each holder of Securities is not less than the fair value thereof. In determining the amount of consideration per share payable to any Stockholder in connection with an Approved Sale, all consulting, noncompetition, investment banking or other fees payable to such Stockholder in connection with such Approved Sale shall be deemed to be part of the consideration payable to such Stockholder in such Approved Sale (other than any bona fide investment banking fees paid to the TA Stockholders in connection with any investment banking or advisory services rendered by them in connection with such Approved
Sale).

         3.5. Proxy. Each Stockholder hereby appoints the Company in any Approved Sale as such Stockholder's true and lawful proxy and attorney, with full power of substitution, to vote all of such Stockholder's Securities entitled to vote to effectuate the agreements set forth in this Section 3 in the event of any breach by such Stockholder of its obligations under this Section 3. The proxies and powers granted by each Stockholder pursuant to this Section 3.5 are coupled with an interest and are given to secure the performance of such Stockholder's duties under this Section 3. Such proxies are irrevocable for so long as this Section 3 remains in effect and will survive the death, incompetency or disability of any Stockholder who is an individual and the merger, liquidation or dissolution of any Stockholder that is a corporation, partnership or other entity.

         ss.4. BOARD OF DIRECTORS.

         4.1. Boards of Directors; Voting Agreements. (a) Subject to adjustment as provided below, in any and all elections of directors of the Company and its Subsidiaries (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote, or cause to be voted, or cause such Stockholder's designees as directors to vote, all shares of Class A Common Stock owned by such Stockholder or over which such Stockholder has voting control so as to fix the number of directors of each of the Company and its Subsidiaries at five, and to nominate and elect such five directors of the Company and its Subsidiaries as follows:

                  (i) Two individuals designated by the holders of a majority of the outstanding shares of Common Stock included in BBV Securities;

                  (ii) Two individuals designated by the holders of a majority of the outstanding shares of Class A Common Stock included in Harvest Securities; and

                  (iii) Frank Marfino, so long as he continues to be employed by the Company as President and Chief Executive Officer, and thereafter, his successor as President and Chief Executive Officer of the Company.

         (b) If any vacancy shall occur in the Board of Directors of the Company or any of its Subsidiaries as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person who, pursuant to ss.4.1(a) above, originally designated such vacating director. Each Person entitled to designate a director pursuant to this ss.4 shall also be entitled to designate the removal of such director with or without cause and a replacement for any director so removed. Each Stockholder hereby agrees to vote or cause to be voted or cause such Stockholder's designees as directors to vote all shares of Class A Common Stock owned by such Stockholder so as to comply with this ss.4.1(b).

         4.2. Consent to Certain Actions. The Company hereby agrees that it will not take, and will not permit any of its Subsidiaries to take any of the actions set forth in Schedule 2 attached hereto and incorporated herein by reference, and each of the Stockholders hereby agrees that it shall not vote for or cause any of the directors designated by it to vote for or approve any of the actions set forth on Schedule 2, unless such action has been approved by (i) the affirmative vote of the directors designated by the BBV Stockholders pursuant to
Section 4.1(a)(i) hereof at any time while any director so designated is serving on the Company's Board of Directors or such BBV Stockholders holding a majority of the then outstanding shares of Common Stock included in BBV Securities at any time when such Persons have not designated any directors pursuant to Section 4.1(a)(i) hereof and (ii) the affirmative vote of the directors designated by the Harvest Stockholders pursuant to Section 4.1(a)(ii) hereof at any time while any director so designated is serving on the Company's Board of Directors or such Harvest Stockholders holding a majority of the then outstanding shares of Class A Common Stock included in Harvest Securities at any time when such Persons have not designated any directors pursuant to Section 4.1(a)(ii) hereof.

         4.3. PROXY. EACH STOCKHOLDER HEREBY GRANTS TO THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF SUCH STOCKHOLDER'S VOTING SECURITIES TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS
SECTION 4 IN THE EVENT OF ANY BREACH BY SUCH STOCKHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

         4.4. Action by Stockholders. Each Stockholder further agrees that such Stockholder will not vote any voting securities owned by such

Stockholder or over which such Stockholder has voting control, or take any action by written consent, or take any other action as a stockholder of the Company, to circumvent the voting arrangements required by this ss.4. Without limiting the generality of the foregoing, each Stockholder agrees not to (a) vote any voting securities owned by such Stockholder or over which such Stockholder has voting control, or take any other action as a stockholder of the Company, to approve any corporate action or transaction by the Company not previously approved by the Board of Directors of the Company elected in accordance with this ss.4 or (b) commence or maintain any shareholder's derivative suit challenging any action or transaction approved by the Company's Board of Directors.

         ss.5. LIMITED FIRST REFUSAL RIGHTS.

         5.1. Anti-Dilution Provision. Except for the issuance of Common Stock (or securities convertible into or containing options or rights to acquire shares of Common Stock) (a) pursuant to a Public Sale, (b) pursuant to the Company's 1995 Stock Option Plan, (c) the proceeds of which are used solely to finance any acquisition of all or substantially all of the assets or stock of any Person which is approved in accordance with Section 4.2 hereof, (d) upon conversion of Common Stock of another class, or (e) pursuant to the exercise of the Paribas Warrants, if the Company authorizes the issuance and sale of any shares of capital stock or any securities convertible into or containing options or rights to acquire any shares of capital stock (other than as a dividend on the outstanding Common Stock), the Company will first offer to sell to each Major Holder a portion of such securities equal to the percentage determined by dividing (i) the sum of (A) the number of shares of Common Stock held by such Major Holder plus (B) the number of shares of Common Stock then purchasable by such Major Holder upon the exercise of all outstanding options and the conversion of all outstanding convertible securities held by such Major Holder, by (ii) the sum of (A) the number of shares of Common Stock then outstanding plus (B) the number of shares of Common Stock then purchasable upon exercise of all outstanding options and the conversion of all outstanding convertible securities. Each Major Holder will be entitled to purchase all or part of such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other Persons.

         5.2. Major Holders' Exercise of Right. Each Major Holder must exercise such Major Holder's purchase rights hereunder within 30 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such Major Holder's percentage allotment. If all of the stock or securities offered to the Major Holders are not fully subscribed by the Major

Holders, the stock or securities which are not so subscribed for will be reoffered to the Major Holders purchasing their full allotment upon the terms set forth in this ss.5, except that such Major Holders must exercise their purchase rights within 10 days after receipt of such reoffer.

         5.3. Company's Exercise of Right. Upon the expiration of the offering periods described above, the Company will be free to sell such stock or securities which the Major Holders have not elected to purchase during the 60 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Major Holders. Any stock or securities offered or sold by the Company after such 60-day period must be reoffered to the Major Holders pursuant to the terms of this ss.5.

         ss.6. PARIBAS PARTICIPATION RIGHTS. No Principal Stockholder may, at any time after the completion of a Qualified Public Offering, Transfer to the Company or any other Person any Common Stock constituting Securities without complying with the provisions of this Section 6, except (i) pursuant to a Public Sale or (ii) to an Affiliate of such Principal Stockholder. The Principal Stockholder will deliver a notice to the Paribas Stockholders at least 15 days prior to such Transfer. Such notice will disclose in reasonable detail the number of shares of Common Stock to be transferred, the class or classes of such Common Stock, the proposed price, terms and conditions of the Transfer and the identity of the transferee. Each of the Paribas Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the Principal Stockholders within 15 days after delivery of the notice from the Principal Stockholder. Each of the Principal Stockholder and the Paribas Stockholders will be entitled to sell in the contemplated sale, at the same price and on the same terms, a number of shares of Common Stock constituting Securities equal to the product of (i) the fraction, the numerator of which is the number of shares of Common Stock constituting Securities (on a fully-diluted basis, treating all classes of Common Stock as a single class) held by such Person, and the denominator of which is the aggregate number of shares of Common Stock constituting Securities (on a fully-diluted basis, treating all classes of Common Stock as a single class) owned by the Principal Stockholder and such participating Paribas Stockholders, multiplied by (ii) the number of shares of Common Stock constituting Securities (on a fully-diluted basis, treating all classes of Common Stock as a single class) to be sold in the contemplated sale. The transferring Principal Stockholder will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Paribas Stockholders in any contemplated sale and will not transfer any of its Common Stock constituting Securities to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Paribas Stockholders on the terms specified herein. In addition, in any sale pursuant to this Section 6, each Principal Stockholder and Paribas Stockholder shall receive the same form and amount of consideration per Security as is given the other Principal Stockholders and the Paribas Stockholders, or if any such Person is given an option as to the form and amount of consideration to be received, all of such Persons will be given the same option, and no Stockholder will be entitled to receive any economic benefits which are not made available on a pro rata basis to all of the other Stockholders. In determining the amount of consideration per share of Common Stock payable to any Stockholder in connection with any sale pursuant to this Section 6, all consulting, noncompetition, investment banking or other fees payable to such Stockholder in connection with such sale shall be deemed to be part of the consideration to be paid to such Stockholder in connection with such sale (other than any bona fide investment banking fees paid to the TA Stockholders in connection with any investment banking or advisory services rendered by them in connection with such sale).

         ss.7. ADDITIONAL LEGEND. So long as any Securities are subject to the provisions hereof, (a) all certificates representing shares of Common Stock and Preferred Stock constituting Securities will have imprinted on them the following legend:

         The shares represented by this certificate are subject to the terms of a certain Stockholder Agreement, dated as of January 30, 1995, among the issuer of this certificate and certain investors. The Stockholder Agreement contains certain restrictive provisions relating to the voting and transfer of shares of the stock represented hereby. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons.

and (b) all Notes which constitute Securities will bear the following legend:

         This Note is subject to the terms of a certain Stockholder Agreement, dated as of January 30, 1995, among the issuer of this Note and certain investors. The Stockholder Agreement contains certain restrictive provisions relating to the transfer of this Note. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons.

         ss.8. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         ss.9. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         ss.10. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective successors and assigns.

         ss.11. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

         ss.12. REMEDIES. The Stockholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

         ss.13. NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient at the address listed for such Stockholder in the stock records of the Company. Any such notice shall be effective (i) if delivered personally, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, 3 days after being mailed as described above. The Company agrees to make available to each Stockholder upon request an address list of all Stockholders to ensure correct delivery of all notices hereunder.

         ss.14. AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Investor Stockholders unless such modification, amendment or waiver is approved in writing by the holders of at least 70% of the total number of then outstanding shares of Common Stock constituting Securities hereunder; provided, however, that no amendment, modification or waiver of any provision of this Agreement that materially adversely affects the rights of one particular Party (as hereinafter defined) to this Agreement (whether or not such amendment, modification or waiver materially adversely affects such Party in a manner different from the rights of the other Parties) shall be effective against such adversely affected Party unless approved in writing by the holders of at least fifty-one (51%) of the total number of outstanding shares of Common Stock then held by all members of such Party. As used in this Section 13, "Party" means any one of the following entities or groups: (i) the Company, (ii) BBV, (iii) the BBV Stockholders, (iv) the Harvest Stockholders, (v) the Paribas Stockholders,
(vi) the Management Stockholders, (vii) the TA Stockholders and (viii) in the case of Section 4.1(a), Frank Marfino. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         ss.15. EMPLOYMENT. Nothing contained in this Agreement is intended to create for any Stockholder who is a Manager a right to continued employment with the Company or employment in the same position or on the same terms as those currently in effect. Any such right to employment shall be pursuant to a separate employment agreement between the Company and such Stockholder.

         ss.16. TERMINATION. This Agreement (other than Section 6) will terminate upon the earliest to occur of (i) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (ii) the completion of a Qualified Public Offering or (iii) the completion of any Approved Sale.

         ss.17. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

         ss.18. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholder Agreement on the day and year first above written.

                                            CDI GROUP, INC.


                                            By: ______________________________

                                            Title: ___________________________


                                            BANCBOSTON VENTURES INC.


                                            By: ______________________________

                                            Title: ___________________________


                                            HARVEST PARTNERS
                                            INTERNATIONAL, LP


                                            By: ______________________________

                                            Title: ___________________________

                                            HARVEST TECHNOLOGY
                                            PARTNERS, LP


                                            By: ______________________________

                                            Title: ___________________________

                                            EUROPEAN DEVELOPMENT
                                            CAPITAL CORPORATION N.V.


                                            By: ______________________________

                                            Title: ___________________________

                                            DEUTSCHE
                                            BETEILIGUNGSGESELLSCHAFT
                                            MBH

                                            By: ______________________________

                                            Title: ___________________________

                                            BANQUE PARIBAS


                                            By: ______________________________

                                            Title: ___________________________


                                            PARIBAS PRINCIPAL, INC.


                                            By: ______________________________

                                            Title: ___________________________


                                            TA HOLDING, INC.


                                            By: ______________________________

                                            Title: ___________________________



                                            __________________________________
                                            Jon Tietbohl



                                            __________________________________
                                            Frank Marfino

                                                                    SCHEDULE 1
                                                                TO STOCKHOLDER
                                                                     AGREEMENT



                             Instrument of Accession


         The undersigned, ____________________, in order to become the owner or holder of [________ shares of [Preferred Stock] [[Class A Voting] [Class B Non-Voting] Common Stock, $.00001 par value per share] [a Senior Subordinated
Note in the principal amount of $__________] of CDI Group, Inc., a Delaware corporation, hereby agrees to become a Stockholder party to that certain Stockholder Agreement, dated as of January 30, 1995 (the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

         Executed as of the date set forth below under the laws of the State of Delaware.



                                        Signature: ___________________________


                                        Address:   ___________________________

                                                   ___________________________

                                                   ___________________________


                                        Date:      ___________________________


Accepted:

CDI GROUP, INC.


By: _______________________________

Date: _____________________________

                                                                    SCHEDULE 2
                                                                TO STOCKHOLDER
                                                                     AGREEMENT

                          I. Consent to Certain Actions

        (a) the establishment and modification of the annual budget and forecasts with respect to operating income, cash flow, and capital expenditures of the Company and its Subsidiaries;

        (b) the establishment of any pension, insurance or benefit plan for any employee of the Company and its Subsidiaries (including, without limitation, officers and directors liability insurance);

        (c) except as provided in the annual budget approved pursuant to clause
(a) above, (i) the entering into by the Company or any of its Subsidiaries of any operating lease which requires total payments of more than $100,000 over the term of such lease, (ii) the making of any capital expenditure in excess of $20,000 for any single expenditure or project or such expenditures or projects which individually have a value of less than $20,000 but which aggregate more than $75,000 in any fiscal year and (iii) the sale or any commitment for the sale by the Company or any of its Subsidiaries of any assets or property which individually have a value of more than $25,000 or such assets or property which individually have a value of less than $25,000 but which aggregate more than $100,000 in any fiscal year;

        (d) the issuance, purchase, redemption or repurchase, or determination whether to exercise repurchase rights, of any Common Stock or other securities of the Company and its Subsidiaries including, without limitation, options and warrants, and the selection of an appraiser in connection with any repurchase pursuant to the Management Purchase Agreement;

        (e) the declaration or payment of any dividends or other distribution in respect of the capital of the Company and its Subsidiaries;

        (f) the making of an initial public offering of the securities of the Company or its Subsidiaries;

        (g) the borrowing of any money by the Company or any of its Subsidiaries including, without limitation, the establishment of a line of credit at any bank or other financial institution except for the borrowings contemplated by the Credit Agreement as in effect on the Closing Date;

        (h) the giving by the Company or any of its Subsidiaries of any guaranties or indemnities in connection with the debt or other obligations of any Person, other than endorsements of negotiable instruments in the ordinary course of business;

        (i) the institution or settlement of any lawsuit or other legal proceeding involving a claim by the Company or any of its Subsidiaries of more than $100,000;

        (j) any action to effect the voluntary, or which would precipitate an involuntary, dissolution or winding-up of the Company or any of its Subsidiaries;

        (k) the entering into by the Company or any of its Subsidiaries of any partnership, joint venture or other similar joint business undertaking;

        (l) the creation, modification, amendment or repeal of the Charter or by-laws of the Company or any of its Subsidiaries;

        (m) the establishment of any new business or change in the business of the Company and its Subsidiaries;

        (n) the entering into or consummating of any merger or consolidation, or sale, lease, sublease or other transfer or disposition of any assets of the Company or any of its Subsidiaries or the voting stock of any Subsidiary of the Company (other than sales of assets in the ordinary course of business consistent with past practice or any sales of assets provided in the annual budget approved pursuant to clause (a) above or permitted pursuant to clause (c) above);

        (o) the acquisition or making by the Company or any of its Subsidiaries of any Investment (as defined in the Credit Agreement) except for the Investments permitted pursuant to the Credit Agreement as in effect on the Closing Date;

        (p) (i) the entering into by the Company or any of its Subsidiaries of any transaction with any Affiliate on terms more favorable to such Affiliate than would have been obtainable on an arms-length basis in the ordinary course of business, or (ii) the making of any payment (whether in cash, securities or other property) to or for the benefit of any Affiliate of the Company or any of its Subsidiaries in respect of any indebtedness owed by, or other obligation of, the Company or any of its Subsidiaries to such Affiliate, other than (A) compensation (other than any bonuses or any increases in base salary from the level specified for the Initial Term (as such term is defined in the Employment Agreements)) payable to each of Frank Marfino and Todd Pluymers pursuant to the terms of the Employment Agreements as in effect on the Closing Date, (B) payments made pursuant to the Management Fee Agreement, (C) the reasonable compensation and reimbursement for out-of-pocket expenses of any member of the Board of Directors of the Company or any of its Subsidiaries who is not an employee, officer or shareholder of the Company or its Subsidiaries, not to exceed $5,000 per meeting of the Board of Directors, and (D) the reasonable costs and expenses associated with any rights of board or executive committee attendance or observation or inspection and lodging expenses related thereto;

        (q) any amendment or modification of, or the granting of any waiver, or the failure to enforce any of the rights of the Company pursuant to, any of the Related Agreements;

        (r) the appointment and termination of the President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Company and its Subsidiaries, any President of any division of the Company and its Subsidiaries or any Vice President of the Company and its Subsidiaries (or Persons holding equivalent positions to any of the foregoing), and the establishment of any bonus plan or incentive compensation payable to any of such officers of the Company or its Subsidiaries;

        (s) the appointment and retention of auditors and legal counsel for the Company and its Subsidiaries;

        (t) retaining and compensating by the Company or any of its Subsidiaries any consultant, advertising agency, public relations firm, investment banker or other advisor or professional whose annual remuneration exceeds $50,000; and

        (u) the prepayment of any of the Company's Senior Subordinated Notes issued pursuant to the Investor Purchase Agreement.

                                II. Definitions

        Capitalized terms defined in the Investor Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.

                    FIRST AMENDMENT TO STOCKHOLDER AGREEMENT


         This FIRST AMENDMENT TO STOCKHOLDER AGREEMENT, dated as of October 16, 1997, is made by and among CDI Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and the stockholders of the Company set forth on the signature pages hereto (each, a "Stockholder", and collectively, the "Stockholders").

                                   BACKGROUND

         WHEREAS, the Company, the Stockholders and certain other holders of capital stock of the Company entered into a Stockholder Agreement, dated as of January 30, 1995 (the "Stockholder Agreement"), in connection with the acquisition by the Company of Community Distributors, Inc., a corporation organized and existing under the laws of the State of Delaware ("CDI");

         WHEREAS, the Company and CDI entered into a Credit Agreement, dated as of January 30, 1995, with the various banks named therein and Banque Paribas as Agent (the "Old Credit Facility");

         WHEREAS, CDI intends to issue approximately $80,000,000 in Senior Notes due 2004, and use the proceeds thereof to (i) repay the amounts outstanding under the Old Credit Facility, and (ii) pay a dividend of approximately $45,000,000 to the Company, its sole stockholder;

         WHEREAS, in connection with the repayment of the Old Credit Facility, CDI intends to enter into a new Loan and Security Agreement with PNC Bank, National Association, which Loan and Security Agreement shall provide for a revolving line of credit in the maximum principal amount of $20,000,000 (the "New Credit Facility");

         WHEREAS, under the terms of the Stockholder Agreement, the Company requires the consent of certain of the Stockholders to take certain actions, including borrowing money other than under the Old Credit Facility; and

         WHEREAS, the Stockholders are holders of at least 70% of the total number of outstanding shares of common stock of the Company constituting "Securities" under the Stockholder Agreement.

         WHEREAS, the Company and the Investors desire to amend the Stockholder Agreement, primarily to change the reference to the Old Credit Facility to a reference to the New Credit Facility.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Stockholders do hereby agree as follows:

1. Amendment of Stockholder Agreement.

         The Stockholder Agreement is hereby amended as follows:

         (a) Section 1 of the Stockholder Agreement is amended by deleting the definition of "Investor Purchase Agreement" appearing in such Section in its entirety and replacing it with the following:

                  "Investor Purchase Agreement. Investor Purchase Agreement shall mean the Investor Securities Purchase Agreement, dated as of January 30, 1995, among the Company, BBV and the Initial Harvest Stockholders, as the same may be amended from time to time."

         (b) Section 4.1(a) of the Stockholder Agreement is amended by deleting the existing Section 4.1(a) in its entirety and inserting the following in substitution thereof:

         "4.1. Boards of Directors; Voting Agreements. (a) Subject to adjustment as provided below, in any and all elections of directors of the Company and its Subsidiaries (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote, or cause to be voted, or cause such Stockholder's designees as directors to vote, all shares of Class A Common Stock owned by such Stockholder or over which such Stockholder has voting control so as to fix the number of directors of each of the Company and its Subsidiaries at five, and to nominate and elect up to five directors of the Company and its Subsidiaries to comprise such boards of directors as follows:

                  (i) Up to two individuals designated by the holders of a majority of the outstanding shares of Common Stock included in the BBV Securities;

                  (ii) Up to two individuals designated by the holders of a majority of the outstanding shares of Class A Common Stock included in the Harvest Securities; and

                  (iii) Frank Marfino, so long as he continues to be employed by the Company as President and Chief Executive Officer, and thereafter, his successor as President and Chief Executive Officer of the Company."

         (c) Schedule 2 to the Stockholder Agreement is amended by deleting the existing paragraph I(g) of such Schedule 2 in its entirety and inserting the following in substitution thereof:

         "(g) the borrowing of any money by the Company or any of its Subsidiaries including, without limitation, the establishment of a line of credit at any bank or other financial institution except for the borrowings contemplated by the Credit Agreement as in effect on October 16, 1997."

         2. No Other Amendment.

         Except as specifically provided herein, the Stockholder Agreement shall remain in full force and effect in the form in which it existed on the date hereof prior to giving effect to the terms of this First Amendment to Stockholder Agreement and the Company and the Stockholders ratify and reaffirm the Stockholder Agreement in its entirety, as modified hereby.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have cause this First Amendment to Stockholder Agreement to be duly executed as an instrument under seal as of the date first above written.

COMPANY:
                                     CDI GROUP, INC.


                                     By: _____________________________________

                                       Title: ________________________________


STOCKHOLDERS:
                                     BANCBOSTON VENTURES INC.


                                     By: _____________________________________

                                       Title: ________________________________


                                     HARVEST PARTNERS
                                     INTERNATIONAL, LP


                                     By: _____________________________________

                                       Title: ________________________________


                                     HARVEST TECHNOLOGY PARTNERS, LP


                                     By: _____________________________________

                                       Title: ________________________________


                                     EUROPEAN DEVELOPMENT CAPITAL
                                     CORPORATION N.V.


                                     By: _____________________________________

                                       Title: ________________________________

                                     DEUTSCHE
                                     BETEILIGUNGSGESELLSCHAFT MBH &
                                     CO. FONDS I KG


                                     By: _____________________________________

                                       Title: ________________________________


                                     DBG AUSLANDS-HOLDING GMBH


                                     By: _____________________________________

                                       Title: ________________________________


                                     BANQUE PARIBAS


                                     By: _____________________________________

                                       Title: ________________________________


                                     PARIBAS PRINCIPAL, INC.


                                     By: _____________________________________

                                       Title: ________________________________


                                     TA HOLDING, INC.


                                     By: _____________________________________

                                       Title: ________________________________


                                     _________________________________________
                                     Jon Tietbohl


                                     _________________________________________
                                     Frank Marfino